Exhibit 99.2

THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED OCTOBER 30, 2025 AND THE BASE PROSPECTUS DATED AUGUST 4, 2025 (COLLECTIVELY, (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, BY CALLING (212) 929-5500 (BANKERS AND BROKERS) OR (800) 322-2885 (ALL OTHERS) OR BY EMAIL AT AMPG@mackenziepartners.com.

FORM OF INSTRUCTIONS AS TO USE OF AMPLITECH GROUP, INC.

TRANSFERABLE SERIES A RIGHTS CERTIFICATES

TRANSFERABLE SERIES B RIGHTS CERTIFICATES

PLEASE CONSULT THE SUBSCRIPTION AGENT, INFORMATION AGENT, ESCROW AGENT, YOUR BANK OR BROKER FOR ANY QUESTIONS

The following instructions relate to the rights offering being conducted by AMPLITECH GROUP, INC., a Nevada corporation, to holders of our common stock and certain eligible warrantholders (pursuant to contractual rights), as described in the Prospectus. Holders of our common stock and certain eligible warrantholders (pursuant to contractual rights), as of 5:00 p.m., Eastern time, on November 10, 2025 (the “Record Date”) are receiving, at no charge, (i) two transferable subscription rights (the “Unit Subscription Rights”), each entitling such holders to purchase one unit (“Unit”) for each basic right at a price equal to $4.00 (the “Unit Subscription Price”), subject to the maximum Unit Subscription Rights limitation and potential pro rata adjustment as set forth in the Prospectus, and (ii) an oversubscription privilege, which will be exercisable only if holder exercises his or her basic subscription right in full and will entitle holder to purchase additional Units for which other rights holders do not subscribe, subject to certain pro-rata allocations and ownership limitations. Each Unit will consist of one share of common stock, par value $0.001 per share (“Common Stock”), one series A right (“Series A Right”) and one series B right (“Series B Right” and together with the Series A Right, collectively, the “Series Rights”), with each of the Series Rights entitling the holder to purchase one share of our Common Stock. There are no oversubscription privileges for the Series Rights. The offering of the Unit Subscription Rights and the Series Rights is referred to as the “offering.”

The Series Rights are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of a Series A Right, $5.00 and (ii) in the case of a Series B Right, $6.00.

Expiration Time – Series A Rights

THE SERIES A RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON JULY 18, 2026 (“SERIES A RIGHT EXPIRATION DATE”) YOUR CERTIFICATE FOR YOUR SERIES A RIGHTS (THE “TRANSFERABLE SERIES A RIGHTS CERTIFICATE”) MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES A RIGHT EXPIRATION DATE. AND PAYMENT OF THE EXERCISE PRICE OF THE SERIES A RIGHTS (E.G., $5.00) MUST BE RECEIVED BY THE ESCROW AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES A RIGHT EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SERIES A RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SERIES A RIGHTS. SERIES A RIGHTS NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE SERIES A RIGHT EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Series A Rights prior to the Series A Expiration Date, your Series A Rights will expire and will no longer be exercisable. We will not be required to sell shares of Common Stock to you if VStock Transfer, LLC (the “Subscription Agent”) receives your Transferable Series A Rights Certificate or if Citizens Bank, N.A. (“the Escrow Agent”) receives your payment after 5:00 p.m., Eastern time, on the Series A Right Expiration Date regardless of when the Transferable Series A Rights Certificate and payment were sent. If you send your Transferable Series A Rights Certificate by mail, we recommend that you send it by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and confirmation of payment prior to the Series A Right Expiration Date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable).

Expiration Time – Series B Rights

THE SERIES B RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON NOVEMBER 20, 2026 (“SERIES B RIGHT EXPIRATION DATE”). YOUR CERTIFICATE FOR YOUR SERIES B RIGHTS (THE “TRANSFERABLE SERIES B RIGHTS CERTIFICATE”) MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES B RIGHT EXPIRATION DATE AND PAYMENT OF THE AGGREGATE EXERCISE PRICE OF THE SERIES B RIGHTS (E.G., $6.00) MUST BE RECEIVED BY THE ESCROW AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES B RIGHT EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SERIES B RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SERIES B RIGHTS. SERIES B RIGHTS NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE SERIES B RIGHT EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Series B Rights prior to the Series B Rights Expiration Date, your Series B Rights will expire and will no longer be exercisable. We will not be required to sell shares of Common Stock to you if the Subscription Agent receives your Transferable Series B Rights Certificate or Escrow Agent receives your payment after 5:00 p.m., Eastern time, on the Series B Right Expiration Date regardless of when the Transferable Series B Rights Certificate and payment were sent. If you send your Transferable Series B Rights Certificate by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and confirmation of payment prior to Series B Rights Expiration Date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable).

The maximum number of Units available for issuance in this offering is 8,000,000. If at any time the issuance of Units pursuant to the exercise of the Unit Subscription Rights exceeds such share limitation, no additional Units will be issued, the Unit Subscription Rights offering will be terminated and any outstanding Unit Subscription Rights will immediately expire and the amount subscribed by each holder will be proportionally reduced.

If you have any questions concerning this offering, please contact the Information Agent, MacKenzie Partners, Inc., by telephone at (212) 929-5500 (bankers and brokers) or (800) 322-2885 (all others) or by email at AMPG@mackenziepartners.com. The Subscription Agent can be reached by telephone at (212) 828-8436, or by email at action@vstocktransfer.com.

1. Method of Exercise—Exercise of Series Rights

For the Series Rights that you wish to exercise, please: (1) complete Form 1 of the applicable Transferable Series Rights Certificate that you wish to exercise (see each of Transferable Series Rights Certificate attached to these instructions); (2) sign Form 4 of the applicable Transferable Series Rights Certificate; and (3) mail the properly completed and executed Transferable Series Rights Certificate evidencing the exercise of the applicable Series Rights, to the Subscription Agent, and the applicable payment for each Series Right exercised (e.g., $5.00 or $6.00 for each Series A Right and Series B Right, respectively) to the Escrow Agent, on or prior to the applicable expiration date. Any excess subscription amount paid by a holder will be returned to the holder by the Escrow Agent, without interest or penalty, as soon as practicable upon the applicable Series Expiration Date.

Additionally, if the shares of Common Stock issued pursuant the exercise of the Series Rights are to be issued in a name other than that of the registered holder, or sent to an address other than the registered address of the registered holder, please complete Form 2 and/or Form 3, as applicable, of the Transferable Series Rights Certificate being exercised and obtain a signature guarantee on Form 5 prior to mailing the applicable Transferable Series Rights Certificate to the Subscription Agent, prior to the applicable expiration date. Payment of the aggregate total exercise price will be held in escrow by Escrow Agent, on our behalf, in a segregated account.

(a) Method of Execution

(i) Execution by Registered Holder. Your signature on the applicable Transferable Series Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Transferable Series Rights Certificate without any alteration or change whatsoever. Persons who sign the Transferable Series Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(ii) Execution by Person Other than Registered Holder. If the Transferable Series Rights Certificate is executed by a person other than the holder named on the face of the Transferable Series Rights Certificate, proper evidence of authority of the person executing the Transferable Series Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

(iii) Signature Guarantees. If you completed any part of Form 2 and/or Form 3 of the Transferable Unit Subscription Rights Certificate to provide that the Common Stock and Series Rights issued pursuant to the Units sold pursuant to your exercise of Unit Subscription Rights to be (x) sent to an address other than that shown on the front of the Transferable Unit Subscription Rights Certificate, or (y) transferred to a name other than that of the registered holder, your signature in Form 4 must be guaranteed in Form 5 by an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, subject to standards and procedures adopted by the Subscription Agent.

(b) Method of Payment and Delivery

Registered holders may (a) send to the Escrow Agent the payment of the full aggregate exercise price for the Series Rights being exercised (e.g., $5.00 or $6.00 for the Series A Rights and Series B Rights, respectively) and (b) deliver to the Subscription Agent a properly completed and duly executed Transferable Series Rights Certificate for the applicable Series Rights being exercised, along with any other required forms. The properly completed and duly executed applicable Transferable Series Rights Certificate, along with all other required subscription documents must be received by the Subscription Agent at Subscription Agent’s offices set forth below, at or prior to 5:00 p.m., Eastern time, on the applicable expiration date. Full payment of the aggregate exercise price must be received by the Escrow Agent at or prior to 5:00 p.m., Eastern time, on the applicable expiration date.

All payments by a registered holder must be in U.S. dollars by wire transfer to the account maintained by Escrow Agent for purposes of accepting subscriptions in this offering, with reference to the registered holder’s name. At the expiration date of each of the respective Series Rights, any excess amount paid by a registered holder, will be promptly returned to the registered holder, without interest or penalty.

Beneficiary Account Name:	Citizens Bank, N.A.
Company Account Number:
ABA/Routing number:
Bank:

For Further Credit:	Amplitech Group, Inc.
Account Number:

Each Transferable Series Rights Certificate must be delivered to the Subscription by hand, or overnight courier or by first class mail to the below:

If delivering by hand: VStock Transfer, LLC 18 Lafayette Place Woodmere, NY 11598	If delivering by mail or overnight courier: VStock Transfer, LLC 18 Lafayette Place Woodmere, NY 11598

Delivery to an address or by a method other than those above will not constitute valid delivery.

2. Issuance of Common Stock

The following deliveries and payments will be made and/or issued to the registered address of the registered holder on the face of your Transferable Series Rights Certificate, unless you provide instructions to the contrary in your Transferable Series Rights Certificate.

(a)	Series Rights. As soon as practicable following the expiration of each of the Series Rights and the valid exercise of the Series Rights, we will issue to each holder exercising their Series Rights one share of Common Stock for each Series Right exercised in book-entry, or uncertificated form representing the shares of Common Stock purchased pursuant to the Series Rights.

3. Special Provisions Relating to the Delivery of Series Rights through the Depository Trust Company

Banks, trust companies, securities dealers and brokers that hold shares of our common stock on the Record Date as nominee for more than one beneficial owner may, upon proper showing to the Subscription Agent, exercise such beneficial owner’s Series Rights through DTC on the same basis as if the beneficial owners were stockholders on the Record Date. Such nominee may exercise the Series Rights on behalf of the exercising beneficial owner through DTC’s PSOP Function on the “agents subscription over PTS” procedure by (1) providing a certification as to the aggregate number of Series Rights exercised by the beneficial owner on whose behalf such nominee is acting, and (2) instruct DTC to charge the nominee’s applicable DTC account for the subscription payment for the new units to facilitate the delivery of the full subscription payment to the Escrow Agent. DTC must receive the subscription instructions and payment for the Series Rights exercised prior to the applicable expiration date so that the subscription payment can be delivered to the Escrow Agent and the subscription can be delivered to the Subscription Agent by the applicable expiration date for each of the Series Rights exercised.

If you hold your shares or Series Rights through your broker, dealer, bank or other nominee, you should promptly contact your broker, dealer, bank or other nominee and submit your subscription documents and payment in accordance with the instructions and within the time period provided by your broker, dealer, bank or other nominee.

4. Form W-9

Each Series Rights holder who elects to exercise their Series Rights should provide the Subscription Agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Prospectus. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the Company on shares of its Common Stock. Foreign Persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.